                                                                   EXHIBIT  99.5


                              DIRECTOR'S CONSENT

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, John C. Seramur, hereby consent to be named as a person about to become a director of Associated Banc-Corp in the Registration Statement on Form S-4 of Associated Banc-Corp dated September 4, 1997.


Dated:  September 4, 1997                       /s/  John C. Seramur
                                                --------------------------------
                                                John C. Seramur